                                                        Exhibit 99.10
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Flight One Logistics, Inc.               ACCRUAL BASIS
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
--------------------------------------

--------------------------------------
JUDGE: Barbara J. Houser
--------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Drew Keith                                  Chief Financial Officer
-------------------------------------------    ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                TITLE


Drew Keith                                          3/20/2002
-------------------------------------------    ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE


PREPARER:


/s/ Jessica L. Wilson                               Chief Accounting Officer
-------------------------------------------    ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                         TITLE


Jessica L. Wilson                                    3/20/2002
-------------------------------------------    ---------------------------------
PRINTED NAME OF PREPARER                               DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Flight One Logistics, Inc.               ACCRUAL BASIS-1
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
--------------------------------------

----------------------------------------------
COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------
                                                    MONTH          MONTH        MONTH
                                      SCHEDULE   ------------------------------------
ASSETS                                 AMOUNT    January 2002   February 2002
-------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                             $       0      $       0       $0
-------------------------------------------------------------------------------------
2.   RESTRICTED CASH                               $       0      $       0       $0
-------------------------------------------------------------------------------------
3.   TOTAL CASH                        $     0     $       0      $       0       $0
-------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)                     $  20,742      $  20,742       $0
-------------------------------------------------------------------------------------
5.   INVENTORY                                     $       0      $       0       $0
-------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                              $       0      $       0       $0
-------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                              $       0      $       0       $0
-------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)               $39,149         ($306)         ($306)      $0
-------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS              $39,149     $  20,436      $  20,436       $0
-------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT                   $       0      $       0       $0
-------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION                      $       0      $       0       $0
-------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                         $     0     $       0      $       0       $0
-------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                             $       0      $       0       $0
-------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                    $       0      $       0       $0
-------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                           $       0      $       0       $0
-------------------------------------------------------------------------------------
16.  TOTAL ASSETS                      $39,149     $  20,436      $  20,436       $0
-------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                              $       0      $       0       $0
-------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                 $       0      $       0       $0
-------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                 $       0      $       0       $0
-------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                             $       0      $       0       $0
-------------------------------------------------------------------------------------
21.  SECURED DEBT                                  $       0      $       0       $0
-------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                           $       0      $       0       $0
-------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                   $       0      $       0       $0
-------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------
24.  SECURED DEBT                                  $       0      $       0       $0
-------------------------------------------------------------------------------------
25.  PRIORITY DEBT                                 $       0      $       0       $0
-------------------------------------------------------------------------------------
26.  UNSECURED DEBT                                 ($16,740)      ($16,740)      $0
-------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                           $       0      $       0       $0
-------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES     $     0      ($16,740)      ($16,740)      $0
-------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                 $     0      ($16,740)      ($16,740)      $0
-------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                    $  38,956      $  38,956       $0
-------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                ($1,780)       ($1,780)      $0
-------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------
33.  TOTAL EQUITY                      $     0     $  37,176      $  37,176       $0
-------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                    $     0     $  20,436      $  20,436       $0
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Flight One Logistics, Inc.               ACCRUAL BASIS-2
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
--------------------------------------

--------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------
                                             MONTH          MONTH        MONTH   QUARTER
                                          ------------------------------------
REVENUES                                  January 2002   February 2002            TOTAL
----------------------------------------------------------------------------------------
1.   GROSS REVENUES                           $0              $0           $0      $0
----------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                $0              $0           $0      $0
----------------------------------------------------------------------------------------
3.   NET REVENUE                              $0              $0           $0      $0
----------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------
4.   MATERIAL                                 $0              $0           $0      $0
----------------------------------------------------------------------------------------
5.   DIRECT LABOR                             $0              $0           $0      $0
----------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                          $0              $0           $0      $0
----------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                 $0              $0           $0      $0
----------------------------------------------------------------------------------------
8.   GROSS PROFIT                             $0              $0           $0      $0
---------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION           $0              $0           $0      $0
----------------------------------------------------------------------------------------
10.  SELLING & MARKETING                      $0              $0           $0      $0
----------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                 $0              $0           $0      $0
----------------------------------------------------------------------------------------
12.  RENT & LEASE                             $0              $0           $0      $0
----------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                      $0              $0           $0      $0
----------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                 $0              $0           $0      $0
----------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                         $0              $0           $0      $0
----------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)         $0              $0           $0      $0
----------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)        $0              $0           $0      $0
----------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                         $0              $0           $0      $0
----------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION                 $0              $0           $0      $0
----------------------------------------------------------------------------------------
20.  AMORTIZATION                             $0              $0           $0      $0
----------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                      $0              $0           $0      $0
----------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES              $0              $0           $0      $0
----------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                        $0              $0           $0      $0
----------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                        $0              $0           $0      $0
----------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                      $0              $0           $0      $0
----------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES            $0              $0           $0      $0
----------------------------------------------------------------------------------------
27.  INCOME TAX                               $0              $0           $0      $0
----------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                        $0              $0           $0      $0
----------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Flight One Logistics, Inc.               ACCRUAL BASIS-3
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
--------------------------------------

----------------------------------------------------------------------------------------
CASH RECEIPTS AND                            MONTH           MONTH       MONTH   QUARTER
                                          ------------------------------------
DISBURSEMENTS                             January 2002   February 2002            TOTAL
----------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH                 $0              $0          $0       $0
----------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------
2.   CASH SALES                                $0              $0          $0       $0
----------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------
3.   PREPETITION                               $0              $0          $0       $0
----------------------------------------------------------------------------------------
4.   POSTPETITION                              $0              $0          $0       $0
----------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS                  $0              $0          $0       $0
----------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)            $0              $0          $0       $0
----------------------------------------------------------------------------------------
7.   SALE OF ASSETS                            $0              $0          $0       $0
----------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                       $0              $0          $0       $0
----------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS              $0              $0          $0       $0
----------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                            $0              $0          $0       $0
----------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                      $0              $0          $0       $0
----------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------
12.  NET PAYROLL                               $0              $0          $0       $0
----------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                        $0              $0          $0       $0
----------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID             $0              $0          $0       $0
----------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES                     $0              $0          $0       $0
----------------------------------------------------------------------------------------
16.  UTILITIES                                 $0              $0          $0       $0
----------------------------------------------------------------------------------------
17.  INSURANCE                                 $0              $0          $0       $0
----------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                       $0              $0          $0       $0
----------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                          $0              $0          $0       $0
----------------------------------------------------------------------------------------
20.  TRAVEL                                    $0              $0          $0       $0
----------------------------------------------------------------------------------------
21.  ENTERTAINMENT                             $0              $0          $0       $0
----------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                     $0              $0          $0       $0
----------------------------------------------------------------------------------------
23.  SUPPLIES                                  $0              $0          $0       $0
----------------------------------------------------------------------------------------
24.  ADVERTISING                               $0              $0          $0       $0
----------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                       $0              $0          $0       $0
----------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS             $0              $0          $0       $0
----------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                         $0              $0          $0       $0
----------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                         $0              $0          $0       $0
----------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                       $0              $0          $0       $0
----------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES             $0              $0          $0       $0
----------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                       $0              $0          $0       $0
----------------------------------------------------------------------------------------
32.  NET CASH FLOW                             $0              $0          $0       $0
----------------------------------------------------------------------------------------
33.  CASH - END OF MONTH                       $0              $0          $0       $0
----------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Flight One Logistics, Inc.               ACCRUAL BASIS-4
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
--------------------------------------

----------------------------------------------------------------------------------------
                                                       MONTH           MONTH       MONTH
                                         SCHEDULE   ------------------------------------
ACCOUNTS RECEIVABLE AGING                 AMOUNT    January 2002   February 2002
----------------------------------------------------------------------------------------
1.   0-30                                             $     0          $     0       $0
----------------------------------------------------------------------------------------
2.   31-60                                            $     0          $     0       $0
----------------------------------------------------------------------------------------
3.   61-90                                            $     0          $     0       $0
----------------------------------------------------------------------------------------
4.   91+                                              $20,742          $20,742       $0
----------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE             $0         $20,742          $20,742       $0
----------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                  $     0          $     0       $0
----------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)             $0         $20,742          $20,742       $0
----------------------------------------------------------------------------------------

-----------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES      MONTH: February 2002
                                                    ----------------
--------------------------------------------------------------------
                             0-30    31-60    61-90    91+
TAXES PAYABLE                DAYS     DAYS     DAYS    DAYS    TOTAL
--------------------------------------------------------------------
1.   FEDERAL                  $0       $0      $0       $0      $0
--------------------------------------------------------------------
2.   STATE                    $0       $0      $0       $0      $0
--------------------------------------------------------------------
3.   LOCAL                    $0       $0      $0       $0      $0
--------------------------------------------------------------------
4.   OTHER (ATTACH LIST)      $0       $0      $0       $0      $0
--------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE      $0       $0      $0       $0      $0
--------------------------------------------------------------------

--------------------------------------------------------------------
6.   ACCOUNTS PAYABLE         $0       $0      $0       $0      $0
--------------------------------------------------------------------

-------------------------------
STATUS OF POSTPETITION TAXES                             MONTH: February 2002
                                                                ----------------
--------------------------------------------------------------------------------
                                  BEGINNING      AMOUNT                 ENDING
                                     TAX      WITHHELD AND/   AMOUNT     TAX
FEDERAL                          LIABILITY*    0R ACCRUED      PAID    LIABILITY
--------------------------------------------------------------------------------
1.   WITHHOLDING**                   $0            $0           $0         $0
--------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                 $0            $0           $0         $0
--------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                 $0            $0           $0         $0
--------------------------------------------------------------------------------
4.   UNEMPLOYMENT                    $0            $0           $0         $0
--------------------------------------------------------------------------------
5.   INCOME                          $0            $0           $0         $0
--------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)             $0            $0           $0         $0
--------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES             $0            $0           $0         $0
--------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------
8.   WITHHOLDING                     $0            $0           $0         $0
--------------------------------------------------------------------------------
9.   SALES                           $0            $0           $0         $0
--------------------------------------------------------------------------------
10.  EXCISE                          $0            $0           $0         $0
--------------------------------------------------------------------------------
11.  UNEMPLOYMENT                    $0            $0           $0         $0
--------------------------------------------------------------------------------
12.  REAL PROPERTY                   $0            $0           $0         $0
--------------------------------------------------------------------------------
13.  PERSONAL PROPERTY               $0            $0           $0         $0
--------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)             $0            $0           $0         $0
--------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL             $0            $0           $0         $0
--------------------------------------------------------------------------------
16.  TOTAL TAXES                     $0            $0           $0         $0
--------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Flight One Logistics, Inc.               ACCRUAL BASIS-5
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
--------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:  February 2002
                                                                ------------------------
-------------------------------------
BANK RECONCILIATIONS
                                            Account #1   Account #2   Account #3
----------------------------------------------------------------------------------------
A.     BANK:                                  N/A
--------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                        N/A                                  TOTAL
--------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                        N/A
----------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                $0
----------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED          $0
----------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS              $0
----------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                   $0
----------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS               $0            $0           $0         $0
----------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN
----------------------------------------------------------------------------------------

-------------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------
                                               DATE OF     TYPE OF    PURCHASE   CURRENT
BANK, ACCOUNT NAME & NUMBER                   PURCHASE   INSTRUMENT     PRICE     VALUE
----------------------------------------------------------------------------------------
7.   N/A
----------------------------------------------------------------------------------------
8.   N/A
----------------------------------------------------------------------------------------
9.   N/A
----------------------------------------------------------------------------------------
10.  N/A
----------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                   $0        $0
----------------------------------------------------------------------------------------

-------------------------------------
CASH

----------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                $0
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                       $0
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Flight One Logistics, Inc.               ACCRUAL BASIS-6
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
--------------------------------------

                                                    MONTH:  February 2002
                                                          ----------------------

---------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE
AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31)
(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.
ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS,
INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.).
ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------
                      INSIDERS
-------------------------------------------------------
                          TYPE OF   AMOUNT   TOTAL PAID
              NAME        PAYMENT    PAID     TO DATE
-------------------------------------------------------
1.   N/A
-------------------------------------------------------
2.   N/A
-------------------------------------------------------
3.   N/A
-------------------------------------------------------
4.   N/A
-------------------------------------------------------
5.   N/A
-------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                     $0          $0
-------------------------------------------------------

----------------------------------------------------------------------------------------
                                      PROFESSIONALS
----------------------------------------------------------------------------------------
                           DATE OF COURT                                        TOTAL
                         ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
         NAME                 PAYMENT        APPROVED    PAID      TO DATE    & UNPAID *
----------------------------------------------------------------------------------------
1.   N/A
----------------------------------------------------------------------------------------
2.   N/A
----------------------------------------------------------------------------------------
3.   N/A
----------------------------------------------------------------------------------------
4.   N/A
----------------------------------------------------------------------------------------
5.   N/A
----------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                           $0        $0         $0           $0
----------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

----------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                       SCHEDULED    AMOUNTS
                                        MONTHLY      PAID          TOTAL
                                        PAYMENTS    DURING        UNPAID
     NAME OF CREDITOR                     DUE        MONTH     POSTPETITION
----------------------------------------------------------------------------
1.   N/A
----------------------------------------------------------------------------
2.   N/A
----------------------------------------------------------------------------
3.   N/A
----------------------------------------------------------------------------
4.   N/A
----------------------------------------------------------------------------
5.   N/A
----------------------------------------------------------------------------
6.   TOTAL                                $0          $0           $0
----------------------------------------------------------------------------

----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: Flight One Logistics, Inc.               ACCRUAL  BASIS-7
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
--------------------------------------

                                                        MONTH: February 2002
                                                               -----------------

--------------------------
QUESTIONNAIRE

--------------------------------------------------------------------------------
                                                                      YES    NO
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                     X
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                               X
--------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                         X
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                   X
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                   X
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                                X
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                         X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                               X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                              X
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                        X
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                          X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                      YES    NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                 X
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                   X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
This is a non-operating entity. There are no assets or employees with which to
--------------------------------------------------------------------------------
cover with insurance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------
                INSTALLMENT PAYMENTS
----------------------------------------------------
 TYPE OF                              PAYMENT AMOUNT
 POLICY    CARRIER   PERIOD COVERED    & FREQUENCY
----------------------------------------------------
   N/A
----------------------------------------------------
   N/A
----------------------------------------------------
   N/A
----------------------------------------------------
   N/A
----------------------------------------------------
   N/A
----------------------------------------------------
   N/A
----------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------
CASE NAME: Flight One Logistics, Inc.                   FOOTNOTES SUPPLEMENT
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42069-BJH                          ACCRUAL BASIS
--------------------------------------------

                                                        MONTH:  February 2002
                                                                ----------------

----------------------------------------------------------------------------------------
ACCRUAL BASIS     LINE
 FORM NUMBER     NUMBER                      FOOTNOTE / EXPLANATION
----------------------------------------------------------------------------------------
      6                    All Professional fees related to the Reorganization of the
----------------------------------------------------------------------------------------
                             Company are disbursed out of Kitty Hawk, Inc. (Parent
----------------------------------------------------------------------------------------
                             Company). Refer to Case # 400-42141
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
   General                 This is a non-operating Company.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
      4            6       All assessments of uncollectible accounts receivable are done
----------------------------------------------------------------------------------------
                             at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves
----------------------------------------------------------------------------------------
                             are recorded at Inc. and pushed down to Inc.'s subsidiaries
----------------------------------------------------------------------------------------
                             as deemed necessary.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
      3            28      All payments are made by Kitty Hawk, Inc. (Case #400-42141)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

================================================================================

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items

ACCRUAL BASIS-1                                          February 2002

8.   OTHER (ATTACH LIST)                                  $ (306) Reported
                                                          ------
          Intercompany Receivables                          (306) Detail
                                                          ------
                                                              --  Difference